                                                                    EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-88613 and 333-36440) of Viacom Inc. of our report dated June 18, 2002 relating to the financial statements of Viacom Outdoor Inc. 401(k) Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP
June 28, 2002